Exhibit 99.2

Reconciliation between originally filed
and revised filings of the investor reports for Banc One Auto Grantor Trust 1996-B


                                               ----------------------------------------------------------------------------
                                                         REVISED                ORIGINAL
                                                         MARCH 97               MARCH 97                 VARIANCE
                                               ----------------------------------------------------------------------------
                 COLLECTIONS
                 -----------
INTEREST PAYMENTS RECEIVED                             1,936,641.11           1,933,370.78                 3,270.33     (5)
LIQUIDATION PROCEEDS - INTEREST           (2)                  0.00                   0.00                     0.00
RECOVERIES FROM PRIOR MONTHS              (2)            336,418.16             105,408.91               231,009.25     (8)
                                                         ----------          -------------               ----------
TOTAL INTEREST RECEIVED                                2,273,059.27           2,038,779.69               234,279.58

PRINCIPAL PAYMENTS RECEIVED                           10,227,487.86          10,209,330.29                18,157.57     (5)
REPURCHASED LOAN PROCEEDS                                      0.00                   0.00                     0.00
LIQUIDATION PROCEEDS - PRINCIPAL                          80,156.81             105,828.81               (25,672.00)    (8)
                                                          ---------             ----------              -----------
TOTAL PRINCIPAL RECEIVED                              10,307,644.67          10,315,159.10                (7,514.43)

TOTAL COLLECTIONS                                     12,580,703.94          12,353,938.79               226,765.15

            DISTRIBUTABLE AMOUNTS         (1)
            ---------------------
SERVICING FEE AT 1.00%                                   163,063.86             163,486.03                  (422.17)
CLASS A COUPON INTEREST AT 6.55%                       1,025,344.62           1,027,999.22                (2,654.60)
CLASS B COUPON INTEREST AT 6.70%                          43,702.05              43,815.19                  (113.14)
                                                          ---------              ---------                 --------
TOTAL COUPON INTEREST                                  1,069,046.67           1,071,814.41                (2,767.74)
COUPON INTEREST AND SERVICING                          1,232,110.53           1,235,300.44                (3,189.91)

TOTAL PRINCIPAL RECEIVED                              10,307,644.67          10,315,159.10                (7,514.43)
REALIZED LOSS (GROSS-LIQUIDATION)                        561,008.49             219,363.41               341,645.08     (10)
                                                         ----------             ----------               ----------
TOTAL PRINCIPAL                                       10,868,653.16          10,534,522.51               334,130.65
TOTAL COUPON INTEREST                                  1,069,046.67           1,071,814.41                (2,767.74)
TOTAL SERVICING FEE                                      163,063.86             163,486.03                  (422.17)
                                                         ----------             ----------                 --------
INTEREST, PRINCIPAL & SERVICE FEE                     12,100,763.69          11,769,822.95               330,940.74

                 RESERVE FUND
                 ------------
INTEREST COLLECTED                                     2,273,059.27           2,038,779.69               234,279.58
COUPON INTEREST                                       (1,069,046.67)         (1,071,814.41)                2,767.74
SERVICING FEE                                           (163,063.86)           (163,486.03)                  422.17
REALIZED LOSS (GROSS-LIQUIDATION)                       (561,008.49)           (219,363.41)             (341,645.08)
                                                       ------------           ------------             ------------

EXCESS CASH TO RESERVE FUND                              479,940.25             584,115.84              (104,175.59)
RESERVE FUND BEGINNING BALANCE                         8,845,994.88           6,375,955.07             2,470,039.81
RESERVE ACCOUNT RELEASE TO SELLER                      3,319,675.93             926,487.82             2,393,188.11
                                                       ------------             ----------             ------------
RESERVE FUND ENDING BALANCE               (1)          6,006,259.20           6,033,583.09               (27,323.89)

               WIRE TO TRUSTEE
               ---------------
TOTAL COLLECTIONS                                     12,580,703.94          12,353,938.79               226,765.15
SERVICING FEE                                           (163,063.86)           (163,486.03)                  422.17
                                                       ------------           ------------                   ------
OVER/(UNDER) WIRED                                    12,417,640.08          12,190,452.76              (227,187.32)
                                                      =============          =============             ============

           OTHER REPORTED BALANCES
           -----------------------
RESERVE FUND INVESTMENT INCOME            (13)            26,390.47              26,390.47                     0.00
                                                          =========              =========                     ====


FOOTNOTES:
----------

(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(4) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(5) Variance due to understating of recoveries and the reduction of gross losses for liquidation proceeds, thus double counting liquidation proceeds in the realized loss calculation.

(6) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.